Exhibit 32.1


                  Flexpoint Sensor Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, John A. Sindt, Chief Executive Officer and Principal Financial Officer of Flexpoint Sensor Systems, Inc. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   April 30, 2004
                                   /s/ John A. Sindt
                                   ____________________________________
                                   John A. Sindt
                                   Chief Executive Officer
                                   Principal Financial Officer